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                                                                    EXHIBIT 10.1

                                  $100,000,000


                        VALERO LOGISTICS OPERATIONS, L.P.


                          6-7/8% SENIOR NOTES DUE 2012

                                  GUARANTEED BY

                                   VALERO L.P.

                             Underwriting Agreement

                                                                   July 10, 2002

J.P. Morgan Securities Inc.
  As Representative of the
    several Underwriters listed
    in Schedule 1 hereto
270 Park Avenue
New York, New York  10017

Ladies and Gentlemen:

         Valero Logistics Operations, L.P., a Delaware limited partnership (the "Operating Partnership"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters listed in Schedule 1 hereto (the "Underwriters"), $100.0 million in aggregate principal amount of its 6-7/8% Senior Notes due 2012 (the "Securities") to be issued pursuant to the terms of an Indenture (the "Base Indenture") among the Operating Partnership, Valero L.P., a Delaware limited partnership (the "Partnership") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the First Supplemental Indenture thereto relating to the Securities (the "Supplemental Indenture"). The Base Indenture, as amended and supplemented by the Supplemental Indenture, is herein referred to as the "Indenture." The Securities will be guaranteed on a senior unsecured basis (the "Guarantee") by the Partnership (in its capacity as such, the "Guarantor").

         Riverwalk Logistics, L.P., a Delaware limited partnership, is the general partner of the Partnership (the "General Partner"). Valero GP, LLC, a Delaware limited liability company ("Valero GP") and an indirect wholly owned subsidiary of Valero Energy Corporation, a Delaware corporation ("Valero Energy"), is the general partner of the General Partner. Valero GP, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Partnership, is the general partner of the Operating Partnership (the "OLP General Partner"). UDS Logistics, LLC, a Delaware limited liability company and an indirect wholly owned

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subsidiary of Valero Energy, is the sole limited partner of the General Partner and a limited partner of the Partnership ("UDS Logistics"). The Partnership, the Operating Partnership, the General Partner, Valero GP and the OLP General Partner are hereinafter referred to collectively as the "Partnership Parties." The Partnership Parties and Skelly-Belvieu Pipeline Company, L.L.C., a Delaware limited liability company ("Skelly-Belvieu LLC"), are hereinafter referred to collectively as the "Partnership Entities." Valero Energy, UDS Logistics and the Partnership Entities are hereinafter referred to collectively as the "Valero Entities."

         The term "Operative Agreement" when used herein shall mean and include any of (i) the Partnership Agreement, the Operating Partnership Agreement, the General Partner Partnership Agreement, the Skelly-Belvieu Agreement, the Valero GP LLC Agreement, the UDS Logistics LLC Agreement (as such terms are defined below), the certificate of incorporation of the OLP General Partner, as amended or restated at or prior to the Closing Date (as defined below), and the bylaws of the OLP General Partner, as amended or restated at or prior to the Closing Date, (ii) the Credit Agreement dated as of December 15, 2000 among the Operating Partnership, the Lenders party thereto, The Chase Manhattan Bank, as Administrative Agent, Royal Bank of Canada, as Syndication Agent, Suntrust Bank, as Documentation Agent and Chase Securities Inc., as Arranger, as amended or restated at or prior to the Closing Date, (iii) the Omnibus Agreement dated as of April 16, 2001 among the Partnership, the Operating Partnership, the General Partner, Valero GP and Valero Energy (successor thereunder to Ultramar Diamond Shamrock Corporation), as amended or restated at or prior to the Closing Date;
(v) the Pipelines and Terminals Usage Agreement dated as of April 16, 2001 among Valero Energy (successor thereunder to Ultramar Diamond Shamrock Corporation), the Partnership, the Operating Partnership, the General Partner and Valero GP, as amended or restated at or prior to the Closing Date, (vi) the Services Agreement dated as of July 1, 2000 among Diamond Shamrock Refining and Marketing Company, the Partnership, the Operating Partnership, the General Partner and Valero GP, as amended or restated at or prior to the Closing Date and (vii) the Reorganization Agreement dated as of May 30, 2002, among the Partnership, the Operating Partnership, the General Partner and the OLP General Partner, as amended or restated at or prior to the Closing Date.

         1. The Partnership Parties, jointly and severally, represent and warrant to, and agree with, each of the Underwriters that:

         (a) The Partnership and the Operating Partnership have prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-3 under the Act (Commission File No. 333-89978) (the "registration statement"), including a prospectus subject to completion relating to the Securities. Such registration statement has been declared effective by the Commission. The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as supplemented or amended prior to the execution of this Agreement. If it is

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contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Securities may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. If it is contemplated, at the time this Agreement is executed, that a registration statement or a post-effective amendment will be filed pursuant to Rule 462(b) or Rule 462(d) under the Act before the offering of the Securities may commence, the term "Registration Statement" as used in this Agreement includes such registration statement. The term "Basic Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement at the time that the Registration Statement was declared effective or in the form in which it has been most recently filed with the Commission on or prior to the date of this Agreement. "Prospectus" shall mean the prospectus supplement relating to the Securities and the offering thereof that is first filed pursuant to Rule 424(b) under the Act ("Rule 424(b)") after the date and time this Agreement is executed and delivered by the parties hereto, together with the Basic Prospectus. The term "Preliminary Prospectus" as used in this Agreement means any prospectus relating to the Securities that omitted information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) under the Act and was used after such effectiveness and prior to the initial delivery of the Prospectus to the Underwriters.

         (b) All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, the Basic Prospectus, a Preliminary Prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, the Basic Prospectus, a Preliminary Prospectus or the Prospectus, as the case may be; any reference in this Agreement to the Registration Statement, the Basic Prospectus, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of the Registration Statement, the Basic Prospectus, the Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment or supplement to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") which, upon filing, are incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3. As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by reference in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto.

         (c) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated

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therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Operating Partnership or the Partnership by an Underwriter through J.P. Morgan Securities Inc. expressly for use therein.

         (d) No stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of the Partnership Parties, no proceeding for that purpose has been initiated or threatened by the Commission. The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act"), and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, and as of the applicable filing date and on the Closing Date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to (i) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act, and (ii) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Operating Partnership or the Partnership by an Underwriter through JP Morgan Securities Inc. expressly for use therein; and each of the statements made by the Partnership or the Operating Partnership in the Registration Statement, and to be made in the Prospectus and any further amendments or supplements to the Registration Statement or Prospectus within the coverage of Rule 175(b) of the rules and regulations under the Act, including (but not limited to) any statements with respect to future available cash or future cash distributions of the Partnership or the Operating Partnership or the anticipated ratio of taxable income to distributions was made or will be made with a reasonable basis and in good faith.

         (e) As of the applicable effective date of the Registration Statement and on the Closing Date, the Indenture did or will conform in all material respects with the applicable requirements of the Trust Indenture Act.

         (f) The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act; any further Incorporated Documents so filed will, when they are filed, conform in all material respects with the requirements of the Exchange Act; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact

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or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

         (g) None of the Partnership Entities has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capitalization or long-term debt of any of the Partnership Entities or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, partners' capital, members' equity, or results of operations of any of the Partnership Entities, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, none of the Partnership Entities has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Partnership Entities, taken as a whole, otherwise than as set forth or contemplated in the Prospectus.

         (h) The Operating Partnership and Skelly-Belvieu LLC have good and indefeasible title to all real property and good title to all personal property described in the Prospectus owned by the Partnership Entities, free and clear of all liens, claims, security interests or other encumbrances except (i) as described in the Prospectus and (ii) such as do not materially interfere with the use of such properties taken as a whole as they have been used in the past and as they are to be used in the future as described in the Prospectus; provided, that, with respect to title to pipeline rights-of-way, the Partnership Parties represent only that (A) the Operating Partnership and Skelly-Belvieu LLC have sufficient title to enable them to use and occupy the pipeline rights-of-way as they have been used and occupied in the past and are to be used and occupied in the future as described in the Prospectus and (B) any lack of title to the pipeline rights-of-way will not have a material adverse effect on the ability of the Operating Partnership and Skelly-Belvieu LLC to use and occupy the pipeline rights-of-way as they have been used and occupied in the past and are to be used and occupied in the future as described in the Prospectus and will not materially increase the cost of such use and occupation. All real property and buildings held under lease or license by the Partnership Entities are held by the Operating Partnership and Skelly-Belvieu LLC under valid and subsisting and enforceable leases or licenses with such exceptions as do not materially interfere with the use of such properties taken as a whole as they have been used in the past and are to be used in the future as described in the Prospectus.

         (i) Each of the Partnership and the Operating Partnership has been duly formed and is validly existing in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the "Delaware LP Act") with power and authority (partnership and other) to own or lease its properties and to conduct its business, in each case in all respects as described in the Registration Statement and the Prospectus. Each of

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the Partnership and the Operating Partnership is duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a material adverse effect on the general affairs, management, the current or future consolidated financial position, business prospects, partners' equity, members' equity or results of operations of the Partnership, the Operating Partnership and Skelly-Belvieu LLC, taken as a whole (a "Material Adverse Effect") or (ii) subject the limited partners of the Partnership or the Operating Partnership to any material liability or disability.

         (j) Each of Valero GP and Skelly-Belvieu LLC has been duly formed and is validly existing in good standing as a limited liability company under the Delaware Limited Liability Company Act (the "Delaware LLC Act") with the limited liability company power and authority to own or lease its properties and to conduct its business, in each case in all respects as described in the Registration Statement and the Prospectus. Each of Valero GP and Skelly-Belvieu LLC is duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership or the Operating Partnership to any material liability or disability.

         (k) The General Partner has been duly formed and is validly existing in good standing as a limited partnership under the Delaware LP Act with power and authority (partnership and other) to own or lease its properties, to conduct its business and to act as general partner of the Partnership, in each case in all respects as described in the Registration Statement and the Prospectus. The General Partner is duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

         (l) The OLP General Partner has been duly incorporated and is validly existing in good standing under the Delaware General Corporation Law (the "DGCL") with power and authority (corporate and other) to own or lease its properties, to conduct its business and to act as general partner of the Operating Partnership, in each case in all respects as described in the Registration Statement and the Prospectus. The OLP General Partner is duly registered or qualified as a foreign corporation for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a Material

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Adverse Effect or (ii) subject the limited partners of the Operating Partnership to any material liability or disability.

         (m) The General Partner is the sole general partner of the Partnership with a 2.0% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement of the Partnership (as the same may be amended or restated at or prior to the Closing Date, the "Partnership Agreement"); and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims.

         (n) As of the date hereof, the issued and outstanding limited partner interests of the Partnership consist of 9,654,572 Common Units, 9,599,322 Subordinated Units and the Incentive Distribution Rights, as such term is defined in the Partnership Agreement. UDS Logistics owns 4,424,322 Common Units and 9,599,322 Subordinated Units (the "Sponsor Units") and the General Partner owns all of the Incentive Distribution Rights. All outstanding Common Units, Subordinated Units and Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in the Partnership's registration statement on Form S-1 (No. 333-43668) under the caption "The Partnership Agreement--Limited Liability," which is incorporated by reference into the Partnership's registration statement on Form 8-A (File No. 1-16417) (the "Form 8-A")). UDS Logistics owns the Sponsor Units, and the General Partner owns the Incentive Distribution Rights, in each case, free and clear of all liens, encumbrances, security interests, equities, charges or claims.

         (o) The OLP General Partner is the sole general partner of the Operating Partnership with a 0.01% general partner interest in the Operating Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement of the Operating Partnership (as the same may be amended or restated at or prior to the Closing Date, the "Operating Partnership Agreement"); and the OLP General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims.

         (p) The Partnership is the sole limited partner of the Operating Partnership with a 99.99% limited partner interest in the Operating Partnership; such limited partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required under the Operating Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described or incorporated by reference into the Form 8-A); and the Partnership owns such limited partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims.

         (q) The Operating Partnership owns a 50% profits interest and a 49% capital interest in Skelly-Belvieu LLC (the "Skelly-Belvieu Interests"); such interests are duly

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authorized and validly issued in accordance with the Members Agreement of
Skelly-Belvieu LLC (as the same may be amended at or prior to the Closing Date, the "Skelly-Belvieu Agreement"), and are fully paid (to the extent required under the Skelly-Belvieu Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and the Operating Partnership owns such interests free and clear of all liens, encumbrances, security interests, equities, charges or claims.

         (r) Valero GP is the sole general partner of the General Partner with a 0.1% general partner interest in the General Partner; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement of the General Partner (as the same may be amended or restated at or prior to the Closing Date, the "General Partner Partnership Agreement"), and Valero GP owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims.

         (s) UDS Logistics is the sole limited partner of the General Partner with a 99.9% limited partner interest in the General Partner; such limited partner interest has been duly authorized and validly issued in accordance with the General Partner Partnership Agreement and will be fully paid (to the extent required under the General Partner Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Section 17-607 of the Delaware LP Act) and UDS Logistics owns such limited partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims.

         (t) Valero Energy indirectly, through one or more direct or indirect wholly owned subsidiaries, owns a 100% member interest in each of Valero GP and UDS Logistics; such member interests are duly authorized and validly issued in accordance with the respective limited liability company agreements of Valero GP and UDS Logistics (in each case, as the same may be amended or restated at or prior to the Closing Date, the "Valero GP LLC Agreement" and the "UDS Logistics LLC Agreement", respectively), and are fully paid (to the extent required under the Valero GP LLC Agreement and the UDS Logistics LLC Agreement, as applicable) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and such member interests are owned free and clear of all liens, encumbrances, security interests, equities, charges or claims.

         (u) Other than (i) the Partnership's ownership of its limited partner interest in the Operating Partnership and the stock of the OLP General Partner and (ii) the Operating Partnership's ownership of the Skelly-Belvieu Interests, neither the Partnership nor the Operating Partnership owns, and at the Closing Date, neither will own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity. Other than (i) the General Partner's ownership of its partnership interests in the Partnership and (ii) the OLP General Partner's ownership of its partnership interests in the Operating Partnership, neither the General Partner nor the OLP General Partner owns, and at the Closing Date neither will own, directly

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or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.

         (v) Neither the filing of the Registration Statement nor the offering or sale of the Securities (including the related Guarantee) as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Securities or other securities of any of the Partnership Entities other than as have been waived.

         (w) The Operating Partnership has all requisite power and authority to execute and deliver this Agreement and the Indenture and to execute, deliver, issue and sell the Securities and to perform its obligations hereunder and thereunder; the Guarantor has all requisite power and authority to execute and deliver this Agreement, the Indenture and the Guarantee and to perform its obligations hereunder and thereunder (this Agreement, the Indenture, the Securities and the Guarantee collectively, the "Transaction Documents"). All corporate, partnership and limited liability company action, as the case may be, required to be taken by the Partnership Parties or any of their stockholders, members or partners for the authorization, execution and delivery of the Transaction Documents (and in the case of the Securities, for their issuance and sale) to which any of them is a party and the consummation of the transactions contemplated hereby and thereby have been validly taken.

         (x) This Agreement has been duly authorized, executed and delivered by each of the Partnership Parties, and constitutes the valid and legally binding agreement of each of the Partnership Parties, enforceable against each of the Partnership Parties in accordance with its terms, provided that the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (y) The Indenture has been duly qualified under the Trust Indenture Act, and assuming due authorization, execution and delivery thereof by the Trustee, when executed and delivered by the Operating Partnership and the Guarantor, will constitute the valid and legally binding agreement of each of the Operating Partnership and the Guarantor, enforceable against each of them in accordance with its terms; the Securities have been duly and validly authorized by the Operating Partnership and the Guarantee has been duly and validly authorized by the Partnership, and, when duly executed, authenticated, issued and delivered in accordance with the provisions of the Indenture and, in the case of the Securities, paid for as provided herein, will be duly and validly issued and outstanding and will constitute the valid and legally binding obligations of the Operating Partnership and the Guarantor, as the case may be, enforceable against each of the Operating Partnership and the Guarantor, as the case may be, in accordance with their terms and entitled to the benefits of the Indenture; provided that, with respect to each of the Indenture, the Securities and the Guarantee, the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting

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creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (z) None of (i) the execution, delivery and performance by each of the Partnership Parties of each of the Transaction Documents to which it is a party,
(ii) the offering, issuance, authentication, sale and delivery of the Securities, (iii) the issuance of the Guarantee or (iv) the consummation of the transactions contemplated hereby and thereby (A) conflicted, conflicts or will conflict with or constituted, constitutes or will constitute a violation of the certificate of limited partnership, agreement of limited partnership, certificate of formation, limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents of any of the Valero Entities, (B) conflicted, conflicts or will conflict with or constituted, constitutes or will constitute a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such a default), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Valero Entities is a party or by which any of them or any of their respective properties may be bound, (C) violated, violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to any of the Valero Entities or any of their properties in a proceeding to which any of them or their property is a party or (D) resulted, results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Valero Entities, which conflicts, breaches, violations or defaults, in the case of clauses (B), (C) or (D), would, individually or in the aggregate, have a Material Adverse Effect.

         (aa) No permit, consent, approval, authorization, order, registration, filing or qualification ("consent") of or with any court, governmental agency or body is required for the execution, delivery and performance by each of the Partnership Parties of each of the Transaction Documents to which it is a party, the offering, issuance, authentication, sale and delivery of the Securities, the issuance of the Guarantee, or the consummation of the transactions contemplated hereby and thereby, except (i) for such consents required under the Act, the Exchange Act, the Trust Indenture Act and state securities or "Blue Sky" laws,
(ii) for such consents which have been, or prior to the Closing Date will be, obtained, and (iii) for such consents which, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect.

         (bb) None of the Partnership Parties is in (i) violation of its certificate or agreement of limited partnership, limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents, (ii) violation in any material respect of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any decree of any court or governmental agency or body having jurisdiction over it or (iii) breach, default (or an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party

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or by which it or any of its properties may be bound, which breach, default or violation, in the case of clause (iii), would, if continued, have a Material Adverse Effect, or could materially impair the ability of any of the Partnership Parties to perform their obligations under the Transaction Documents. To the knowledge of the Partnership Parties, no third party to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Partnership Parties is a party or by which any of them is bound or to which any of their properties is subject, is in default under any such agreement, which breach, default or violation would, if continued, have a Material Adverse Effect.

         (cc) The statements set forth in the Prospectus under the captions "Description of Debt Securities" and "Description of Notes," insofar as they purport to constitute a summary of the terms of the Securities, the Guarantee and the Indenture, are fair summaries in all material respects. The Guarantor has an authorized capitalization as set forth in the Prospectus under the caption "Capitalization."

         (dd) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which any of the Partnership Entities is a party or of which any property of any of the Partnership Entities is the subject which, if determined adversely to the Partnership Entities, could reasonably be expected to, individually or in the aggregate have a Material Adverse Effect and, to the best of the Partnership Parties' knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

         (ee) None of the Partnership Entities are, nor, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof, will be (i) an "investment company," as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), or
(ii) a "public utility company," "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" thereof, under the Public Utility Holding Company Act of 1935, as amended.

         (ff) Arthur Andersen LLP, who have certified certain financial statements of the Partnership, the General Partner, and the Operating Partnership (successor to the Ultramar Diamond Shamrock Logistics Business) are independent public accountants with respect to the Partnership Entities as required by the Act and the rules and regulations of the Commission thereunder. Ernst & Young LLP are independent public accountants with respect to the Partnership Entities within the meaning of the Act and the rules and regulations of the Commission thereunder.

         (gg) At March 31, 2002, the Partnership would have had, on the consolidated as adjusted basis indicated in the Prospectus (and any amendment or supplement thereto), a capitalization as set forth therein. The historical financial statements (including the related notes and supporting schedules) included in the Registration Statement, any Preliminary Prospectus and the Prospectus (and any amendment or supplement thereto) present fairly in all material respects the financial position, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein at the respective dates or for the respective periods to which they apply and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except to the extent disclosed therein. The selected historical information included in the Registration Statement, any Preliminary Prospectus and the Prospectus (and any amendment or supplement thereto) under the captions "Capitalization," "Selected Financial Data," "Ratio of Earnings to Fixed Charges" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" are accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements from which they have been derived. The pro forma financial statements included in the Registration Statement, any Preliminary Prospectus and the Prospectus (and any amendment or supplement thereto) have been prepared in all material respects in accordance with the applicable accounting requirements of Article 11 of Regulation S-X of the Commission; the assumptions used in the preparation of such pro forma financial statements are, in the opinion of the management of the Partnership Entities, reasonable; and the pro forma adjustments reflected in such pro forma financial statements, if any, have been properly applied to the historical amounts in compilation of such pro forma financial statements.

         (hh) There are no legal or governmental proceedings pending or, to the knowledge of the Partnership Parties, threatened, against any of the Partnership Entities, or to which any of the Partnership Entities is a party, or to which any of their respective properties is subject, that are required to be described in the Registration Statement or the Prospectus but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required by the Act.

         (ii) Each of the Partnership Entities has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its properties and to conduct its business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus and except for such permits which, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect; each of the Partnership Entities has fulfilled and performed all its material obligations with respect to such permits which are due to have been fulfilled and performed by such date and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any impairment of the rights of the holder of any such permit, except for such revocations, terminations and impairments that would not, individually or in the aggregate, have a Material Adverse Effect subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, none of such permits contains any restriction that is materially burdensome to the Partnership, the Operating Partnership and Skelly-Belvieu, taken as a whole.

         (jj) Each of the Operating Partnership and the Partnership (i) makes and keeps books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets and (ii) maintains systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (kk) Each of the Partnership Entities has filed (or has obtained extensions with respect to) all material federal, state and foreign income and franchise tax returns required to be filed through the date hereof, which returns are complete and correct in all material respects, and has timely paid all taxes shown to be due pursuant to such returns, other than those (i) which, if not paid, would not have a Material Adverse Effect, or (ii) which are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles.

         (ll) The Partnership Entities (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety and the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) ("Environmental Laws"), (ii) have received all permits required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, except where such noncompliance with Environmental Laws, failure to receive required permits, or failure to comply with the terms and conditions of such permits would not, individually or in the aggregate, have a Material Adverse Effect. The term "Hazardous Material" means (A) any "hazardous substance" as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any "hazardous waste" as defined in the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

         (mm) The Partnership Entities maintain, or are entitled to the benefits of, insurance covering their properties, operations, personnel and businesses against such losses and risks as are reasonably adequate to protect them and their businesses in a manner consistent with other businesses similarly situated. None of the Partnership Entities has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance, and all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date.

         2. Subject to the terms and conditions herein set forth, (a) the Operating Partnership agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Operating Partnership the principal amount of Securities set forth opposite the name of such Underwriter in Schedule 1 hereto, at a purchase price of 99.036% of the principal amount thereof, plus accrued interest, if any, from July 15, 2002 to the Closing Date.

         3. (a) Payment for the Securities shall be made by wire transfer in immediately available funds to the account specified by the Operating Partnership to the Underwriters on July 15, 2002, or at such other time on the same or such other date, not later than the fifth New York Business Day thereafter, as the Underwriters and the Operating Partnership may agree upon in writing. The time and date of such payment is referred to herein as the "Closing Date". "New York Business Day" means any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         (b) Payment for the Securities shall be made against delivery to the nominee of The Depository Trust Company for the respective accounts of the several Underwriters of the Securities of one or more global notes (collectively, the "Global Note") representing the Securities, with any transfer taxes payable in connection with the transfer to the Underwriters of the Securities duly paid by the Operating Partnership. The Global Note will be made available for inspection by the Underwriters at the office of Andrews & Kurth, Mayor, Day & Caldwell L.L.P., not later than 1:00 p.m., New York City time, on the New York Business Day prior to the Closing Date.

         (c) The documents to be delivered on the Closing Date by or on behalf of the parties hereto pursuant to Section 6 hereof, including the cross receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 6(i) hereof, will be delivered at the offices of Andrews & Kurth, Mayor, Day & Caldwell L.L.P., 600 Travis, Suite 4200, Houston, Texas 77002 (the "Closing Location"), and the Securities will be delivered at the office of The Depository Trust Company or its designated custodian, all at such time of delivery. A meeting will be held at the Closing Location at 2:00 p.m., Houston time, on the New York Business Day next preceding the Closing Date, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto.

         4. Each of the Partnership Parties agrees with each of the
Underwriters:

         (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or Prospectus (including an amendment or supplement to any of the documents constituting Incorporated Documents beginning on the date of this Agreement and for so long as delivery of a prospectus is required in connection with the offering of the Securities) which shall be disapproved by you promptly after reasonable notice thereof, unless, in the judgment of counsel to the Partnership Parties, such amendment is required by law; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

         (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith neither the Operating Partnership nor the Guarantor shall be required to qualify as a foreign limited partnership or to file a general consent to service of process in any jurisdiction;

         (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or the Registration Statement (or to file under the Exchange Act any document which, upon filing, becomes an Incorporated Document) in order to comply with the Act, the Exchange Act or the Trust Indenture Act to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus, supplement to the Prospectus or other amendment or supplement to the Registration Statement (or to such document) which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such

Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

         (d) To make generally available to the Partnership's securityholders and to the Underwriters as soon as practicable an earnings statement of the Partnership and its subsidiaries (which need not be audited) complying with
Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Partnership, Rule 158);

         (e) During the period beginning from the date hereof and continuing to and including the date seven days after the date of the Prospectus, not to offer, sell, hedge, contract to sell or otherwise dispose of, except as provided hereunder, any Securities or any securities of or guaranteed by the Partnership or the Operating Partnership that are substantially similar to the Securities, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Securities or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement or pursuant to a bank credit agreement with commercial banks), without your prior written consent;

         (f) To furnish to you, upon request, for a period of three years from the date of this Agreement, copies of all reports or other communications (financial or other) furnished to holders of the Securities, provided such documents are not otherwise publicly available via the Commission's Electronic Data Gathering, Analysis and Retrieval system ("EDGAR") and to deliver to you, provided such documents are not otherwise publicly available via EDGAR (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Operating Partnership or the Partnership is listed; and (ii) such additional information concerning the business and financial condition of the Operating Partnership or the Partnership as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent they are consolidated in reports furnished to the holders of the Securities or to the Commission);

         (g) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

         (h) To file promptly all reports and any definitive proxy or information statements required to be filed by the Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and

         (i) If the Operating Partnership elects to rely upon Rule 462(b) under the Act, the Operating Partnership and the Partnership shall file a Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 a.m., Washington D.C. time, on the business day following the date of this Agreement, and the Operating Partnership shall at the time of filing either pay to the Commission the filing fee for such Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

         5. Each of the Partnership Parties covenants and agrees with one another and with the several Underwriters that the Operating Partnership will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Partnership Parties' counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing this Agreement, the Indenture, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses of the Trustee and any paying agent (including fees and expenses of any counsel to such parties); (v) the fees of any agency that rates the Securities;
(vi) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vii) the cost of preparing, printing, packaging and delivering the Securities; (viii) the cost and charges of any transfer agent or registrar and any costs or charges payable in connection with the acceptance of the Securities for clearance and settlement through the facilities of The Depository Trust Company; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, the Operating Partnership shall bear the cost of any other matters not directly relating to the sale and purchase of the Securities pursuant to this Agreement, and that, except as provided in this Section, and Sections 7 and 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

         6. The obligations of the Underwriters hereunder, as to the Securities to be delivered at the Closing Date, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Partnership Parties herein are, at and as of such Closing Date, true and correct, the condition that the Partnership Parties shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

         (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) hereof; if the Operating Partnership has elected to rely upon Rule 462(b), such Registration Statement shall have become effective by 10:00 a.m., Washington, D.C. time, on the business day following the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

         (b) Baker Botts L.L.P., counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated as of the Closing Date, with respect to the validity of the Indenture and the Securities, the Registration Statement, the Prospectus and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

         (c) Andrews & Kurth, Mayor, Day & Caldwell L.L.P., counsel for the Partnership Parties, shall have furnished to you their written opinion, dated as of the Closing Date, in form and substance satisfactory to you, to the effect that:

             (i) Each of the Partnership and the Operating Partnership has been duly formed and is validly existing in good standing as a limited partnership under the Delaware LP Act with all necessary limited partnership power and authority to own or lease its properties and to conduct its business, in each case in all material respects as described in the Registration Statement and the Prospectus.

             (ii) Valero GP has been duly formed and is validly existing in good standing as a limited liability company under the Delaware LLC Act with all necessary limited liability company power and authority to own or lease its properties and to conduct its business, in each case in all material respects as described in the Registration Statement and the Prospectus.

             (iii) The General Partner has been duly formed and is validly existing in good standing as a limited partnership under the Delaware LP Act with all necessary partnership power and authority to own or lease its properties, to conduct its business and to act as general partner of the Partnership, in each case in all material respects as described in the Registration Statement and the Prospectus.

             (iv) The OLP General Partner has been duly incorporated and is validly existing in good standing as a corporation under the DGCL with all necessary corporate power and authority to own or lease its properties, to conduct its business and to act as general partner of the Operating Partnership, in each case in all material respects as described in the Registration Statement and the Prospectus.

             (v) The General Partner is the sole general partner of the Partnership with a 2.0% general partner interest in the Partnership; and such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement.

             (vi) The OLP General Partner is the sole general partner of the Operating Partnership with a 0.01% general partner interest in the Operating Partnership; and such general partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement.

             (vii) The Partnership is the sole limited partner of the Operating Partnership with a 99.99% limited partner interest in the Operating Partnership; and such limited partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required under the Operating Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described or incorporated by reference into the Form 8-A under the caption "The Partnership Agreement -- Limited Liability").

             (viii) Valero GP is the sole general partner of the General Partner with a 0.1% general partner interest in the General Partner; and such general partner interest has been duly authorized and validly issued in accordance with the General Partner Partnership Agreement.

             (ix) The Operating Partnership has all requisite limited partnership power and authority to execute and deliver this Agreement and the Indenture and to execute, deliver, issue and sell the Securities and to perform its obligations hereunder and thereunder; the Guarantor has all requisite limited partnership power and authority to execute and deliver this Agreement, the Indenture and the Guarantee and to perform its obligations hereunder and thereunder.

             (x) This Agreement has been duly executed and delivered by each of the Partnership Parties.

             (xi) The Indenture has been duly qualified under the Trust Indenture Act and complies as to form in all material respects with the Trust Indenture Act.

             (xii) The Indenture has been duly authorized, executed and delivered by each of the Operating Partnership and the Guarantor and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding agreement of each of the Operating Partnership and the Guarantor, enforceable against each of them in accordance with its terms, except to the extent that such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

             (xiii) The Securities have been duly authorized by the Operating Partnership and the Guarantee has been duly authorized by the Guarantor and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with this Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of each of the Operating Partnership and the Guarantor, as the case may be, enforceable against each of them, as the case may be, in accordance with their terms and entitled to the benefits of the Indenture, except to the extent that such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally, and (ii) by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

             (xiv) None of the (i) execution, delivery and performance by each of the Partnership Parties of each of the Transaction Documents to which it is a party, (ii) the offering, issuance, authentication, sale and delivery of the Securities or (iii) the issuance of the Guarantee (A) constituted, constitutes or will constitute a violation of the certificate of limited partnership, agreement of limited partnership, certificate of formation, limited liability company agreement, certificate or articles of incorporation or bylaws of any of the Partnership Entities, (B) constituted, constitutes or will constitute a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such a default), any Operative Agreement or any other agreement filed as an exhibit to the Registration Statement or to an Incorporated Document, (C) resulted, results or will result in any violation of the Delaware LP Act, the Delaware LLC Act, the DGCL, the laws of the State of Texas, or federal law, or (D) resulted, results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Partnership Entities, which, in the case of clauses (B), (C) or (D), would reasonably be expected to have a material adverse effect on the financial condition, business or results of operations of the Partnership, the Operating Partnership and Skelly-Belvieu LLC, taken as a whole.

             (xv) No permit, consent, approval, authorization, order, registration, filing or qualification ("consent") of or with any federal, Delaware or Texas court, governmental agency or body is required for the execution, delivery and performance by each of the Partnership Parties of each of the Transaction Documents to which it is a party, the offering, issuance, authentication, sale and delivery of the Securities or the issuance of the Guarantee except (i) for such consents required under the Act, the Exchange Act, the Trust Indenture Act and state securities or "Blue Sky" laws, as to which such counsel need not express any opinion, (ii) for such consents which have been obtained or made, (iii) for such consents which, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect, or (iv) as disclosed in the Prospectus.

             (xvi) The statements in the Registration Statement and the Prospectus under the captions "Tax Considerations," "Description of Debt Securities" and "Description of Notes" insofar as they constitute descriptions of agreements or refer to statements of law or legal conclusions, are accurate in all material respects, and the Indenture, the Securities and the Guarantee conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus under the caption "Description of Debt Securities."

             (xvii) The opinion of Andrews & Kurth, Mayor, Day & Caldwell L.L.P. that is filed as Exhibit 8.1 to the Registration Statement is confirmed and the Underwriters may rely upon such opinion as if it were addressed to them.

             (xviii) The Registration Statement was declared effective under the Act on June 17, 2002; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by such Rule.

             (xix) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Operating Partnership and the Partnership prior to the Closing Date (other than the financial statements, notes or schedules included in the Registration Statement or Prospectus or other financial data included in the Registration Statement or the Prospectus, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations promulgated thereunder; and the Incorporated Documents filed prior to the Closing Date (other than the financial statements, notes or schedules or other financial data included in such documents, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder.

             (xx) None of the Partnership Parties is an "investment company" as such term is defined in the Investment Company Act of 1940, as amended, or (ii) a "public utility company" or "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

             (xxi) The Operating Partnership is entitled to exercise the power of eminent domain in the State of Texas to secure rights-of-way necessary to operate and maintain each of its common carrier pipelines.

         In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Partnership Entities and the independent public accountants of the Operating Partnership and the Partnership and your representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing on, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement and the Prospectus (except to the extent specified in the foregoing opinion), no facts have come to such counsel's attention that lead such counsel to believe that the Registration Statement, including the Incorporated Documents (other than (i) the financial statements and related schedules included therein, including the notes thereto and auditor's report thereon, (ii) the other information of a financial or statistical nature included in the Registration Statement and (iii) the exhibits thereto, as to which such counsel need not comment), as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, including the Incorporated Documents (other than (i) the financial statements and related schedules included therein, including the notes thereto and auditor's report thereon, (ii) the other information of a financial or statistical nature included in the Prospectus and (iii) the exhibits thereto, as to which such counsel need not comment), as of its issue date and as of the Closing Date contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Valero Entities and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the authentic originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to federal laws, the Delaware LP Act, the Delaware LLC Act, the DGCL and the laws of the States of Texas and New York, (D) with respect to the opinions expressed in paragraph (xix) above as to the effectiveness and absence of stop orders state that such opinions are based upon telephone calls to the Securities and Exchange Commission on the Closing Date and (E) state that they express no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership Entities may be subject.

         (d) Todd Walker, counsel for the Operating Partnership and the Partnership, shall have furnished to you his written opinion, dated as of the Closing Date, in form and substance satisfactory to you, to the effect that:

             (i) Skelly-Belvieu LLC has been duly formed and is validly existing in good standing as a limited liability company under the Delaware LLC Act with all necessary limited liability company power and authority to own or lease its properties and to conduct its business, in each case in all material respects as described in the Registration Statement and the Prospectus.

             (ii) Valero Energy indirectly, through one or more direct or indirect wholly owned subsidiaries, owns a 100% member interest in Valero GP; such member interest has been duly authorized and validly issued in accordance with the Valero GP LLC Agreement, and is fully paid (to the extent required under the Valero GP LLC Agreement and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act).

             (iii) The Operating Partnership owns a 50% profits interest and a 49% capital interest in Skelly-Belvieu LLC; such interests have been duly authorized and validly issued in accordance with the Skelly-Belvieu Agreement and are fully paid (to the extent required under the Skelly-Belvieu Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and, to the knowledge of such counsel without independent investigation, the Operating Partnership owns such member interest free and clear of all liens, encumbrances, security interests, charges or claims.

             (iv) To the knowledge of such counsel without independent investigation, the General Partner owns its general partner interest in the Partnership free and clear of all liens, encumbrances, security interests, charges or claims.

             (v) To the knowledge of such counsel without independent investigation, the OLP General Partner owns its general partner interest in the Operating Partnership free and clear of all liens, encumbrances, security interests, charges or claims.

             (vi) To the knowledge of such counsel without independent investigation, the Partnership owns its limited partner interest in the Operating Partnership free and clear of all liens, encumbrances, security interests, charges or claims.

             (vii) To the knowledge of such counsel without independent investigation, Valero GP owns its general partner interest in the General Partner free and clear of all liens, encumbrances, security interests, charges or claims.

             (viii) To the knowledge of such counsel without independent investigation, the member interest in Valero GP owned indirectly by Valero Energy through one or more direct or indirect wholly owned subsidiaries is owned free and clear of all liens, encumbrances, security interests, charges or claims.

             (ix) None of the (i) execution, delivery and performance by each of the Partnership Parties of each of the Transaction Documents to which it is a party, (ii) the offering, issuance, authentication, sale and delivery of the Securities or (iii) the issuance of the Guarantee (A) constituted, constitutes or will constitute a violation of the certificate of formation, limited liability company agreement, certificate or articles of incorporation or bylaws of UDS Logistics or Valero, (B) constituted, constitutes or will constitute a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such a default), any agreement, lease or other instrument known to such counsel (excluding any Operative Agreement and any agreement filed as an exhibit to the Registration Statement or to an Incorporated Document) to which any of the Partnership Entities or any of their properties may be bound, (C) to the knowledge of such counsel, resulted, results or will result in any violation of any order, judgment, decree or injunction of any federal, Texas or Delaware court or government agency or body binding upon any of the Partnership Entities or any of their properties in a proceeding to which any of them or their property is a party, or (D) resulted, results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of UDS Logistics, which in the case of clauses (B), (C) or
(D) would reasonably be expected to have a material adverse effect on the financial condition, business or results of operations of the Partnership and the Operating Partnership, taken as a whole.

             (x) To the knowledge of such counsel after due inquiry, none of the Partnership Parties is in (i) violation of its certificate or agreement of limited partnership, certificate of formation, limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents, or (ii) violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any decree of any court or governmental agency or body having jurisdiction over it, or in breach, default (or an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which violation or breach, default or violation would, if continued, have a material adverse effect on the financial condition, business or results of operations of the Partnership, the Operating Partnership and Skelly-Belvieu LLC, taken as a whole, or could materially impair the ability of any of the Partnership Parties to perform their obligations under the Transaction Documents.

             (xi) To the knowledge of such counsel after due inquiry, each of the Partnership Entities has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its properties and to conduct its business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus and except for such permits which, if not obtained, would not, individually or in the aggregate, have a material adverse effect upon the ability of the Partnership, the Operating Partnership and Skelly-Belvieu LLC, taken as a whole, to conduct their businesses in all material respects as currently conducted or as contemplated by the Prospectus to be conducted; and, to the knowledge of such counsel after due inquiry, none of the Partnership Entities has received any notice of proceedings relating to the revocation or modification of any such permits which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a material adverse effect upon the ability of the Partnership, the Operating Partnership and Skelly-Belvieu LLC, taken as a whole, to conduct their businesses in all material respects as currently conducted or as contemplated by the Prospectus to be conducted.

             (xii) (A) There are no legal or governmental proceedings pending or, to the knowledge of such counsel, threatened against any of the Partnership Entities or to which any of the Partnership Entities is a party or to which any of their respective properties is subject that are required to be described in the Prospectus but are not so described as required and (B) there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required by the Act.

             (xiii) Except as described in the Prospectus, there is no litigation, proceeding or governmental investigation pending or, to the knowledge of such counsel after due inquiry, threatened against any of the Partnership Entities or to which any of the Partnership Entities is a party or to which any of their respective properties is subject, which, if adversely determined to such Partnership Entities, would reasonably be expected to have a material adverse effect on the financial condition, business or results of operations of the Partnership, the Operating Partnership and Skelly-Belvieu LLC, taken as a whole.

         In addition, such counsel shall state that he has participated in conferences with officers and other representatives of the Partnership Entities and the independent public accountants of the Operating Partnership and the Partnership and your representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing on, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement and the Prospectus, no facts have come to such counsel's attention that lead such counsel to believe that the Registration Statement, including the Incorporated Documents (other than (i) the financial statements and related schedules included therein, including the notes thereto and auditor's report thereon, (ii) the other information of a financial or statistical nature included in the Registration Statement, and (iii) the exhibits thereto, as to which such counsel need not comment), as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, including the Incorporated Documents (other than (i) the financial statements and related schedules included therein, including the notes thereto and auditor's report thereon, (ii) the other information of a financial or statistical nature included in the Prospectus, and (iii) the exhibits thereto, as to which such counsel need not comment), as of its issue date and as of the Closing Date contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Valero Entities and upon information obtained from public officials, (B) assume that all documents submitted to him as originals are authentic, that all copies submitted to him conform to the originals thereof, and that the signatures on all documents examined by him are genuine, (C) state that his opinion is limited to federal laws, the Delaware LP Act, the Delaware LLC Act, the DGCL and the laws of the State of Texas and (D) state that he expresses no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership Entities may be subject.

         (e) On the date of this Agreement at a time prior to the execution of this Agreement, and on the Closing Date, each of Arthur Andersen LLP and Ernst & Young LLP shall have furnished to you letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you and agreed to by Arthur Andersen LLP and Ernst & Young LLP.

         (f) (i) None of the Partnership Entities or any of Valero's McKee, Three Rivers or Ardmore refineries shall have sustained, since the date of the latest audited financial statements included in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus (exclusive of any amendment or supplement thereto on or after the date of this Agreement) there shall not have been any change in the capitalization or long-term debt of any of the Partnership Entities or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or partners' equity or results of operations of the Partnership, the Operating Partnership and Skelly-Belvieu LLC, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Underwriters so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

         (g) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities of any Partnership Entity by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities or any other debt securities of any Partnership Entity;

         (h) The Operating Partnership shall have complied with the provisions of Section 4(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

         (i) The Operating Partnership shall have furnished or caused to be furnished to you on the Closing Date certificates of officers of the OLP General Partner and Valero GP satisfactory to you as to the accuracy of the representations and warranties of the Partnership Parties herein at and as of the Closing Date, as to the performance by the Partnership Parties all of their obligations hereunder to be performed at or prior to the Closing Date, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as you may reasonably request; and

         (j) The Indenture shall have been duly executed and delivered by each of the Operating Partnership, the Guarantor and the Trustee, and the Securities (including the Guarantee endorsed thereon) shall have been duly executed and delivered by each of the Operating Partnership and the Guarantor and duly authenticated by the Trustee.

Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Underwriters, by notice given to the Operating Partnership or the Partnership, if after the execution and delivery of this Agreement and prior to the Closing Date any of the following shall have occurred: (i) a suspension or material limitation in trading in securities generally on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers, Inc.;
(ii) a suspension or material limitation in trading in any securities of or guaranteed by the Partnership or the Operating Partnership on any exchange or in the over-the-counter market; (iii) a suspension or material limitation in the trading of the securities of the Partnership; (iv) a general moratorium on commercial banking activities declared by either Federal or New York or Texas State authorities; or (v) any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Underwriters, is material and adverse and which, in the judgment of the Underwriters, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

         7. (a) The Partnership Parties, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that each of the Partnership Parties shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Operating Partnership or the Partnership by any Underwriter through J.P. Morgan Securities Inc. expressly for use therein; provided, however, the foregoing indemnity with respect to any untrue statement contained in or omission from any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting such loss, liability, claim or damages purchased any of the Securities which are the subject thereof if the untrue statement contained in or omission from any Preliminary Prospectus or any Preliminary Prospectus supplement was corrected in a Prospectus (or any amendment or supplement thereto) but such person was not sent or given a copy of such Prospectus (or amendment or supplement thereto) at or prior to confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act, unless such failure to deliver such Prospectus (or amendment or supplement thereto) was a result of non-compliance by the Partnership Parties with the provisions of Section 4 hereof.

         (b) Each Underwriter will severally indemnify and hold harmless the Partnership Parties against any losses, claims, damages or liabilities to which any of the Partnership Parties may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Operating Partnership or the Partnership by such Underwriter through J.P. Morgan Securities Inc. expressly for use therein; and will reimburse the Partnership Parties for any legal or other expenses reasonably incurred by the Partnership Parties in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Partnership Parties on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Partnership Parties on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Partnership Parties on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Operating Partnership bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Partnership Parties on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Each of the Partnership Parties and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) The obligations of the Partnership Parties under this Section 7 shall be in addition to any liability which they may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act; and the obligations of the Underwriters under this Section 7 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of Valero GP and of the OLP General Partner (including in each case any person who, with his or her consent, is named in the Registration Statement as about to become a director of Valero GP or the OLP General Partner) and to each person, if any, who controls the Partnership Parties within the meaning of the Act or the Exchange Act.

         8. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder on the Closing Date, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then the Operating Partnership shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Operating Partnership that you have so arranged for the purchase of such Securities, or the Operating Partnership notifies you that it has so arranged for the purchase of such Securities, you or the Operating Partnership shall have the right to postpone the Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Operating Partnership and the Partnership agree to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

         (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Operating Partnership as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased does not exceed one-tenth of the aggregate number of all the Securities to be purchased on the Closing Date, then the Operating Partnership shall have the right to require each non-defaulting Underwriter to purchase the number of Securities which such Underwriter agreed to purchase hereunder on the Closing Date, and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Operating Partnership as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased exceeds one-tenth of the aggregate number of all the Securities to be purchased on the Closing Date, or if the Operating Partnership shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Operating Partnership, except for the expenses to be borne by the Operating Partnership and the Underwriters as provided in Section 5 hereof and the indemnity and contribution agreements in Section 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         9. The respective indemnities, agreements, representations, warranties and other statements of the Partnership Parties and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Operating Partnership or the Partnership, or any officer or director or controlling person of the OLP General Partner or Valero GP, and shall survive delivery of and payment for the Securities.

         10. If this Agreement shall be terminated pursuant to Section 8 hereof, the Operating Partnership shall not then be under any liability to any Underwriter except as provided in Sections 5 and 7 hereof; but, if for any other reason, any Securities are not delivered by or on behalf of the Operating Partnership as provided herein, the Operating Partnership will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities not so delivered, but the Operating Partnership shall then be under no further liability to any Underwriter except as provided in Sections 5 and 7 hereof.

         11. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by J.P. Morgan Securities Inc. on behalf of you as the representative of the several Underwriters.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives of the several Underwriters in care of J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017 (fax: (212) 834-6702), Attention: Transaction Execution Group; and if to the Operating Partnership and the Partnership shall be delivered or sent by mail to the address thereof set forth in the Registration Statement, Attention:
Secretary. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         12. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Partnership Parties and, to the extent provided in Sections 7 and 9 hereof, the officers and directors of the OLP General Partner and Valero GP and each person who controls or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         13. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         14. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         15. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and each of the Partnership Parties.

                                     Very truly yours,

                                     VALERO LOGISTICS OPERATIONS, L.P.

                                     By: Valero GP, Inc., its
                                         general partner


                                         By:
                                            ------------------------------------
                                             Curtis V. Anastasio
                                             President and Chief Executive
                                             Officer


                                     VALERO L.P.

                                     By: Riverwalk Logistics, L.P., its
                                         general partner

                                         By: Valero, GP, LLC, its
                                             general partner


                                             By:
                                                --------------------------------
                                                 Curtis V. Anastasio
                                                 President and Chief Executive
                                                 Officer

                                     VALERO GP, INC.


                                     By:
                                        ----------------------------------------
                                         Curtis V. Anastasio
                                         President and Chief Executive Officer


                                     RIVERWALK LOGISTICS, L.P.

                                     By: Valero GP, LLC,
                                         its general partner


                                         By:
                                            ------------------------------------
                                             Curtis V. Anastasio
                                             President and Chief Executive
                                             Officer


                                     VALERO GP, LLC


                                     By:
                                        ----------------------------------------
                                         Curtis V. Anastasio
                                         President and Chief Executive Officer



Accepted as of the date hereof:
J.P. Morgan Securities Inc.




--------------------------------------
    (J.P. Morgan Securities Inc.)
On behalf of each of the Underwriters

                                   Schedule 1
                                   ----------




                                                                   PRINCIPAL AMOUNT
                                                                     OF SECURITIES
                          UNDERWRITER                               TO BE PURCHASED
                          -----------                               ---------------
J.P. Morgan Securities Inc. ..................................        $58,511,000

Lehman Brothers Inc...........................................         15,957,000

Mizuho International plc......................................          6,383,000

RBC Dominion Securities Corporation...........................          6,383,000

SunTrust Capital Markets, Inc.................................          6,383,000

Tokyo-Mitsubishi International plc............................          6,383,000
                                                                     ------------
                    TOTAL.....................................       $100,000,000
                                                                     ============
